EXHIBIT 10.19



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                       SUBSIDIARIES' CONSENT AND AGREEMENT


     SUBSIDIARIES CONSENT AND AGREEMENT dated as of December 28, 2000 among the Domestic Subsidiaries party hereto (each a "Subsidiary" and together the "Subsidiaries"), the Lenders (as defined herein) and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent and Issuing Lender (in such capacity, the "Agent") for the Lenders (as defined herein).

     Reference is made to (a) the Credit Agreement dated as of February 11, 1999, the "Original Credit Agreement") among PSS World Medical, Inc. (the "Borrower"), the several lenders from time to time party thereto (the "Lenders") and Bank of America, N.A., as the Agent and Issuing Lender, (b) the Security Agreement dated as of February 11, 1999 (the "Security Agreement") among the Domestic Subsidiaries named therein as Subsidiary Grantors and the Agent, (c) the Subsidiaries Guarantee Agreement dated as of February 11, 1999 (the "Subsidiaries Guarantee Agreement") among the Domestic Subsidiaries named therein as Guarantors and the Agent and (d) the Indemnity, Subrogation, and Contribution Agreement dated as of February 11, 1999 (the "Indemnity, Subrogation and Contribution Agreement") among the Borrower, the Domestic Subsidiaries named therein as Guarantors and the Agent. To induce the Lenders to enter into the Credit Agreement, the Subsidiaries guaranteed pursuant to the Subsidiary Guarantee Agreement all of the obligations of the Borrower to such Lenders under the Original Credit Agreement and secured their obligations under the Subsidiary Guarantee Agreement by granting a security interest in certain Collateral (as defined in the Security Agreement).

     The Borrower and the Agent intend to amend the Original Credit Agreement to
(i) decrease the Lenders' Revolving Commitments to make Revolving Loans (as defined in the Original Credit Agreement) of $120,000,000 from $140,000,000 and
(ii) make certain other amendments and modifications to the Original Credit Agreement, all in the form and pursuant to the terms and conditions set forth in the Amended and Restated Credit Agreement dated as of December 28, 2000 among the Borrower, the Lenders and Agent (the "Amended and Restated Credit Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement. To induce the Agent and the Lenders to enter into the Credit Agreement, each Subsidiary hereby agrees as follows:

     Section 1. Consent of Subsidiary. Each Subsidiary acknowledges that it is familiar with the contents of the Amended and Restated Credit Agreement. Each Subsidiary consents to the transactions contemplated by the Amended and Restated Credit Agreement and acknowledges and agrees that its obligations under the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement shall continue in full force and effect, taking into account the amendments contemplated by the Credit Agreement and this Consent and Agreement. In particular, each Subsidiary hereby acknowledges the decrease in the Revolving Commitments, agrees that all Credit Obligations (as defined in the Amended and Restated Credit Agreement) shall constitute

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obligations  secured by such  Subsidiary  pursuant  to the  Security  Agreement.
Accordingly, each Subsidiary acknowledges and agrees that (i) the definition of "Guaranteed Obligations" in the Subsidiary Guarantee Agreement is hereby amended to include and consist of all Credit Obligations (as defined in the Amended and Restated Credit Agreement), (ii) the definition of "Secured Obligations" in the Security Agreement is hereby amended to include and consist of all obligations of the Subsidiaries under the Subsidiary Guarantee Agreement (as amended by the foregoing clause (i)) and (iii) any reference to the terms "Credit Documents", "Notes" and "Revolving Notes" in the Security Agreement (as amended by the foregoing clauses (i) and (ii)), shall have the meaning ascribed to such terms in the Amended and Restated Credit Agreement.

     Section 2. Effectiveness. This Consent and Agreement shall become effective on the Amended and Restated Credit Agreement Effective Date. On and after the Amended and Restated Credit Agreement Effective Date, the rights and obligations of the parties hereto shall be governed by the Security Agreement, in each case as amended and modified by this Consent and Agreement, and the other Credit Documents.

     Section 3. Integration; Confirmation. On and after the Amended and Restated Credit Agreement Effective Date, each reference in the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement to "this Agreement", "herein", "hereunder" or words of similar import, each reference in any other document delivered in connection with any of the Credit Documents to the "Subsidiary Guarantee Agreement", the "Indemnity, Subrogation and Contribution Agreement" or "Security Agreement" or words of similar import, shall be deemed to be a reference to each such agreement as amended and modified by this Consent and Agreement. All other terms and provisions of the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. On and after the Amended and Restated Credit Agreement Effective Date, all references in the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement or any other document delivered in connection therewith, to the "Credit Agreement" shall be deemed to be a reference to the Amended and Restated Credit Agreement.

     Section  4.   Representations  and  Warranties.   All  representations  and
warranties contained in the Amended and Restated Credit Agreement that relate to the Subsidiaries are true and correct.

     Section 5. Counterparts. This Consent and Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Consent and Agreement. Delivery of an executed counterpart of this Consent and Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Consent and Agreement. Any party delivering an executed counterpart of this Consent and Agreement by telefacsimile shall also deliver a manually executed counterpart of this Consent and Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Consent and Agreement.

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     Section 6. Governing Law. THIS CONSENT AND AGREEMENT  SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                          (Signature pages to follow.)


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                                        4

     IN WITNESS WHEREOF, each party hereto has caused this Consent and Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

SUBSIDIARIES:                    PHYSICIAN SALES & SERVICE, INC.,
------------                     a Florida corporation



                                 By:  /s/ David D. Klarner
                                    --------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 DIAGNOSTIC IMAGING, INC.,
                                 a Florida corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 GULF SOUTH MEDICAL SUPPLY, INC.,
                                 a Delaware corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 PSS DELAWARE, INC.,
                                 a Delaware corporation


                                 By:  /s/ Gordon W. Stewart
                                      ------------------------------------------
                                      Name:  Gordon W. Stewart
                                      Title: Secretary




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                                 PSS HOLDING, INC.,
                                 a Florida corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 PSS SERVICE, INC.,
                                 a Florida corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 PHYSICIAN SALES & SERVICE LIMITED
                                 PARTNERSHIP, a Florida limited partnership

                                               By:  PSS World Medical, Inc.,
                                                     Its General Partner


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President, Treasury and
                                             Financial Reporting


                                 THE GILBERT X-RAY COMPANY OF TEXAS,
                                 a Texas corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title:    Vice President and Secretary




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                                 DAVENPORT X-RAY COMPANY, INC.,
                                 a Texas corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 L&W X-RAY COMPANY, INC.,
                                 a Texas corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 THRIFTYMED, INC.,
                                 a Florida corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary


                                 WORLDMED, INC.,
                                 a Delaware corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title:    Vice President and Secretary


                                 WORLDMED INTERNATIONAL, INC.,
                                 a Delaware corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary

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                                 NATIONAL MED SUPPLY COMPANY,
                                 an Ohio corporation


                                 By:  /s/ David D. Klarner
                                      ------------------------------------------
                                      Name:  David D. Klarner
                                      Title: Vice President and Secretary




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LENDERS:                         BANK OF AMERICA, N.A.,
-------
                                 individually in its capacity as a Lender and in its capacity as Agent and Issuing Lender


                                 By:/s/ Lawrence J. Gordon
                                    --------------------------------------------
                                      Name:  Lawrence J. Gordon
                                      Title: Principal


                                 COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK
                                 NEDERLAND", New York Branch, as a Lender


                                 By: /s/ James S. Cunningham
                                     -------------------------------------------
                                      Name:  James S. Cunningham
                                      Title: Managing Director, Chief Risk
                                             Officer


                                 By: /s/ Stuart L. Barrowcliff
                                     -------------------------------------------
                                      Name:  Stuart L. Barrowcliff
                                      Title: Executive Director


                                 BANKERS TRUST COMPANY, as a Lender


                                 By: /s/ Scottye O. Lindsey
                                     -------------------------------------------
                                      Name:  Scottye O. Lindsey
                                      Title: Vice President


                                 SUNTRUST BANK, as a Lender


                                 By: /s/ C. William Buchholz
                                     -------------------------------------------
                                      Name:  C. William Buchholz
                                      Title: Vice President


                                 FIRST UNION NATIONAL BANK, as a Lender


                                 By: /s/ Patrick D. Finn
                                     -------------------------------------------
                                      Name:  Patrick D. Finn
                                      Title: Senior Vice President